BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www corporateonline gov bc ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Transition Application

Form 43
BUSINESS CORPORATIONS ACT
Section 437

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

J S Powell
January 13, 2005

FILING DETAILS:	*Transition Application for:* **CARDERO RESOURCE CORP.**
Filed Date and Time :	**January 13, 2005 11:23 AM Pacific Time**
Transition Date and Time:	**Transitioned on January 13, 2005 11:23 AM Pacific Time**

TRANSITION APPLICATION

This confirms there has been filed with the registrar all records necessary to ensure that the information in the corporate registry respecting the directors of the company is, immediately before the transition application is submitted to the registrar for filing, correct.

Incorporation Number:	**Name of Company:**
BC0302523	CARDERO RESOURCE CORP.

NOTICE OF ARTICLES

Name of Company:

CARDERO RESOURCE CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1

Delivery Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1

Delivery Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
FRIZELLE , ANTHONY D.

Mailing Address:
92 OLD CHURCH STREET
LONDON, SW3 6EP
UNITED KINGDOM

Delivery Address:
92 OLD CHURCH STREET
LONDON, SW3 6EP
UNITED KINGDOM

Last Name, First Name Middle Name:
VAN ALPHEN , HENK

Mailing Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3

Delivery Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3

Last Name, First Name Middle Name:
TALBOT, LAWRENCE W.

Mailing Address:
3531 BARMOND AVENUE
RICHMOND BC V7E 1A4

Delivery Address:
3531 BARMOND AVENUE
RICHMOND BC V7E 1A4

Last Name, First Name Middle Name:
HARRIS, LEONARD

Mailing Address:
9534 LACOSTA LANE
LITTLETON CO 80124
UNITED STATES

Delivery Address:
9534 LACOSTA LANE
LITTLETON CO 80124
UNITED STATES

Last Name, First Name Middle Name:
CARTER, KENNETH M.

Mailing Address:
304 WEST 15TH STREET
NORTH VANCOUVER BC V7M 1S5

Delivery Address:
304 WEST 15TH STREET
NORTH VANCOUVER BC V7M 1S5

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	Common Shares	Without Par Value
			Without Special Rights or Restrictions attached

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

J S Powell
January 13, 2005

This Notice of Articles was issued by the Registrar on: January 13, 2005 11:23 AM Pacific Time

Incorporation Number: **BC0302523**

Recognition Date: Incorporated on December 31, 1985

NOTICE OF ARTICLES

Name of Company:

CARDERO RESOURCE CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1

Delivery Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1

Delivery Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
FRIZELLE, ANTHONY D.

Mailing Address:
92 OLD CHURCH STREET
LONDON, SW3 6EP
UNITED KINGDOM

Delivery Address:
92 OLD CHURCH STREET
LONDON, SW3 6EP
UNITED KINGDOM

Last Name, First Name Middle Name:
VAN ALPHEN, HENK

Mailing Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3

Delivery Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3

Last Name, First Name Middle Name:
TALBOT, LAWRENCE W.

Mailing Address:
3531 BARMOND AVENUE
RICHMOND BC V7E 1A4

Delivery Address:
3531 BARMOND AVENUE
RICHMOND BC V7E 1A4

Last Name, First Name Middle Name:
HARRIS, LEONARD

Mailing Address:
9534 LACOSTA LANE
LITTLETON CO 80124
UNITED STATES

Delivery Address:
9534 LACOSTA LANE
LITTLETON CO 80124
UNITED STATES

Last Name, First Name Middle Name:
CARTER, KENNETH M.

Mailing Address:
304 WEST 15TH STREET
NORTH VANCOUVER BC V7M 1S5

Delivery Address:
304 WEST 15TH STREET
NORTH VANCOUVER BC V7M 1S5

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1. 100,000,000	Common Shares	Without Par Value Without Special Rights or Restrictions attached